UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2018

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Fortive Corporation (the “Company”) held on June 5, 2018, the Company’s stockholders approved the Company’s 2016 Stock Incentive Plan (the “Stock Plan”), as restated to incorporate the following amendments:

•	increase the number of shares of the Company’s common stock authorized for issuance thereunder by 16,5000,000 shares;

•	eliminate the prior exceptions to grants made to directors and newly hired individuals from the minimum vesting period requirement;

•	prohibit delivery of dividends or dividend-equivalents on any unvested awards; and

•	as a result of the Tax Cuts and Jobs Act of 2018, eliminate applicability of “qualified performance based compensation” under Section 162(m) of the Internal Revenue Code for grants made under the Stock Plan after November 2, 2017.

The above description of the Stock Plan is qualified in its entirety by reference to the Stock Plan referenced as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following four proposals:

Proposal 1: To elect Messrs. Feroz Dewan and James A. Lico to serve as Class II Directors of the Company, each for a three-year term expiring at the 2021 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified. Each of Messrs. Dewan and Lico was elected as a Class II Director by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes
Feroz Dewan	248,016,258	55,265,705	225,401	17,544,577
James A. Lico	247,588,721	55,824,645	93,998	17,544,577

Proposal 2: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The proposal was approved by a vote of the stockholders as follows:

For	320,364,422
Against	535,370
Abstain	152,149

Proposal 3: To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of the stockholders as follows:

For	293,434,171
Against	9,601,274
Abstain	471,919
Broker Non-Votes	17,544,577

Proposal 4: To approve the Company’s 2016 Stock Incentive Plan, as amended and restated. The proposal was approved by a vote of the stockholders as follows:

For	289,443,934
Against	13,829,746
Abstain	233,684
Broker Non-Votes	17,544,577

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description

10.1	Fortive Corporation 2016 Stock Incentive Plan, as amended and restated (incorporated by reference from Appendix B to Fortive Corporation’s Proxy Statement on Schedule 14A filed on April 16, 2018 (Commission File Number 1-37654))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President - Associate General Counsel and Secretary

Date: June 8, 2018